UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check appropriate box:
☐       Preliminary Proxy Statement
☐       Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐       Definitive Proxy Statement
☐       Definitive Additional Materials
☑       Soliciting Material under Rule 14a-12

Airgas, Inc.
(Name of Registrant as Specified in Its Charter)

Air Products Distribution, Inc.
Air Products and Chemicals, Inc.
(Name of Persons Filing Proxy Statement, if Other than Registrant)

Payment of filing fee (Check the appropriate box):

☑       No fee required.

☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐       Fee paid previously with preliminary materials.
☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

On July 22, 2010, Air Products and Chemicals, Inc., held a public teleconference to review its fiscal 2010 third quarter financial results.  The following slide was included in the slide presentation used during the teleconference:

Q3 FY’10 Earnings
Airgas path forward
12
Tender offer
• Revised offer effective 09 July
• Offer scheduled to expire on 13
 August
• Financing fully committed
Shareholder meeting
• Expected by September 17
• 3 independent BOD nominees
• Proposed by-law changes
Regulatory process
• Negotiating consent decree
Litigation proceeding
Air Products
committed to
completing
transaction